Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of November 1, 2012 (this “Agreement”), to the Credit Agreement dated as of September 7, 2012 (the “Credit Agreement”), among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), THE ROYAL BANK OF SCOTLAND plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the Lenders party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, concurrently herewith, the Borrower, the Administrative Agent and the Additional Lenders are executing and delivering a Commitment and Acceptance, pursuant to which the Additional Lenders accept Revolving Credit Commitments in the aggregate amount of $500,000,000 (the “Additional Commitments);

WHEREAS, in connection with the Additional Commitments, The Royal Bank of Scotland plc desires to reduce its Revolving Credit Commitment to $100,000,000 (the “RBS Reduction”);

WHEREAS, after giving effect to the Additional Commitments and the RBS Reduction, the aggregate amount of outstanding Revolving Credit Commitments under the Credit Agreement will be $600,000,000;

WHEREAS, the Borrower has also requested that the Aggregate Revolving Credit Facility Limit be increased to $1,000,000,000 (the “Facilities Increase”); and

WHEREAS, RBS Securities Inc. is acting as the sole lead arranger and bookrunner (in such capacity, the “Sole Lead Arranger”) and the Additional Lenders are acting as co-arrangers (each a “Co-Arranger” and together the “Co-Arrangers”) in connection with the Additional Commitments and the Facility Increase contemplated hereby;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment.

(a) The definition of “Aggregate Revolving Credit Limit” in the Credit Agreement is hereby amended to replace “$500,000,000” with “$1,000,000,000”.

(b) Section 10.6(b) of the Credit Agreement is hereby amended to include the words “, the Arranger” after the first instance of the words “each Lender”.

(c) The Revolving Credit Commitment of the The Royal Bank of Scotland plc is hereby reduced to $100,000,000 and Schedule 1 to the Credit Agreement is hereby replaced with Schedule 1 hereto.

Section 2. Representations and Warranties. The Loan Parties represent and warrant as of the date hereof and the Facilities Increase Date (before and after giving effect to the Facilities Increase) that:

(a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on the date hereof and the Facilities Increase Date, except to the extent any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects on and as of such earlier date; and

(b) no Unmatured Default or Default exists or would exist after giving effect to the Facilities Increase.

Section 3. Conditions to Effectiveness. This Agreement and the Additional Commitments shall become effective and all conditions set forth in Section 2.18 of the Credit Agreement shall be deemed satisfied, on the date (the “Facilities Increase Date”) on which each of the following conditions is satisfied or waived:

(a) Certain Documents. The Administrative Agent shall have received on or prior to the Facilities Increase Date each of the following, each dated the Facilities Increase Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:

(i) this Agreement executed by the Required Lenders (before giving effect to the Facility Increase contemplated hereby), the Loan Parties and the Administrative Agent;

(ii) substantially concurrent with the effectiveness of this Agreement, the executed Commitment and Acceptance for Revolving Credit Commitments referred to in the first recital above;

(iii) certified copies of resolutions of the board of directors of each Loan Party approving the execution, delivery and performance of this Agreement and the other documents to be executed in connection herewith;

(iv) the articles of incorporation, by-laws, certificate of good standing, incumbency certificate and officer’s certificate of the Borrower described in Section 5.1(i), (ii) and (iii) of the Credit Agreement;

(v) a bring-down certificate of each other Loan Party confirming the certificates and the attachments thereto described in Section 5.1(iv), (v) and (vi) and delivered on the Closing Date remain true and correct as if made and delivered on the Facilities Increase Date;

(vi) a certificate of a Responsible Officer of the Borrower to the effect that each of the conditions set forth in Section 2.18 of the Credit Agreement and this Section 3 are satisfied; and

(vii) opinions of the Borrower’s internal and external counsel substantially similar to the opinions delivered on the Closing Date pursuant to Section 5.1(ix) of the Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent.

(b) Fees and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including any Additional Lender), as applicable, all fees and expenses (including reasonable fees and expenses of one counsel to the Administrative Agent) due and payable on or before the Facilities Increase Date and, in the case of expenses, invoiced at least two Business Days prior to the Facilities Increase Date.

Section 4. Expenses; Indemnification. The Borrower confirms that Section 10.6 of the Credit Agreement applies to this Agreement and the transactions contemplated hereby for the benefit of the Administrative Agent and the Sole Lead Arranger.

Section 5. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Facilities Increase Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument. This Agreement shall constitute a Loan Document.

Section 9. Acknowledgement and Affirmation. Each of the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Agreement and the Additional Commitments its obligations under the Loan Documents (including Guaranty Agreements (as defined in the Credit Agreement)) executed by the Borrower and/or such Guarantor and (iii) after giving effect to this Agreement and the Additional Commitments, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

D.R. HORTON, INC.

By:	/s/ BILL W. WHEAT
Name: Bill Wheat
Title: Executive Vice President and Chief Financial Officer

C. RICHARD DOBSON BUILDERS, INC.
CH INVESTMENTS OF TEXAS, INC.
CHI CONSTRUCTION COMPANY
CHTEX OF TEXAS, INC.
CONTINENTAL HOMES, INC.
CONTINENTAL RESIDENTIAL, INC.
D.R. HORTON BAY, INC.
D.R. HORTON CRUCES CONSTRUCTION, INC.
D.R. HORTON, INC. - BIRMINGHAM
D.R. HORTON, INC. - CHICAGO
D.R. HORTON, INC. - DIETZ-CRANE
D.R. HORTON, INC. - FRESNO
D.R. HORTON, INC. - GREENSBORO
D.R. HORTON, INC. - GULF COAST
D.R. HORTON, INC. - HUNTSVILLE
D.R. HORTON, INC. - JACKSONVILLE
D.R. HORTON, INC. - LOUISVILLE
D.R. HORTON, INC. - MINNESOTA
D.R. HORTON, INC. - NEW JERSEY
D.R. HORTON, INC. - PORTLAND
D.R. HORTON, INC. - SACRAMENTO
D.R. HORTON, INC. - TORREY
D.R. HORTON LA NORTH, INC.
D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
D.R. HORTON MATERIALS, INC.
D.R. HORTON YEN, INC.
DRH CAMBRIDGE HOMES, INC.
DRH CONSTRUCTION, INC.
D.R. HORTON, INC- HUTSVILLE
DRH REGREM XIV, INC.
DRH REG REM XV, INC.
DRH REG REM XVI, INC.
DRH REGREM XVII, INC.
DRH REG REM XVIII, INC.
DRH REG REM XIX, INC.
DRH REG REM XX, INC.

DRH REGREM XXI, INC.
DRH REGREM XXII, INC.
DRH REGREM XXIII, INC.
DRH REGREM XXIV, INC.
DRH REGREM XXV, INC.
DRH SOUTHWEST CONSTRUCTION, INC.
DRH TUCSON CONSTRUCTION, INC.
KDB HOMES, INC.
MEADOWS I, LTD.
MEADOWS II, LTD.
MEADOWS VIII, LTD.
MEADOWS IX, INC.
MEADOWS X, INC.
MELMORT CO.
MELODY HOMES, INC.
SCHULER HOMES OF CALIFORNIA, INC.
SCHULER HOMES OF OREGON, INC.
SCHULER HOMES OF WASHINGTON, INC.
SCHULER MORTGAGE, INC.
SCHULER REALTY HAWAII, INC.
SHLR OF CALIFORNIA, INC.
SHLR OF COLORADO, INC.
SHLR OF NEVADA, INC.
SHLR OF UTAH, INC.
SHLR OF WASHINGTON, INC.
VERTICAL CONSTRUCTION CORPORATION
WESTERN PACIFIC FUNDING, INC.
WESTERN PACIFIC HOUSING, INC.
WESTERN PACIFIC HOUSING MANAGEMENT, INC.

By:	/s/ BILL W. WHEAT
Name: Bill W. Wheat
Title: Executive Vice President and Chief Financial Officer

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent, Issuing Bank and Lender

By:	/s/ COLLIN DAWSON
Name: Collin Dawson
Title: Authorized Signatory

SCHEDULE 1

LENDERS AND COMMITMENTS

Lender	Revolving Credit Commitments
The Royal Bank of Scotland plc	$100,000,000

Citibank N.A.	$100,000,000

Deutsche Bank Trust Company Americas	$100,000,000

JPMorgan Chase Bank, N.A.	$100,000,000

UBS AG, Stamford Branch	$100,000,000

Wells Fargo Bank, National Association	$100,000,000

TOTAL	$600,000,000